Business, Reduction of Operations, Going Concern, Recent Financing Activities and Basis of Preparation and Summary of Significant Accounting Policies	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Business, Reduction of Operations, Going Concern, Recent Financing Activities, and Basis of Preparation and Summary of Significant Accounting Policies [Abstract]
Business, Reduction of Operations, Going Concern, Recent Financing Activities, and Basis of Preparation and Summary of Significant Accounting Policies

Note 1 - Business, Reduction of Operations, Going Concern, Recent Financing Activities, and Basis of Preparation and Summary of Significant Accounting Policies

Business

We are a biotechnology company focused on the discovery, development and commercialization of nucleic acid-based therapies utilizing gene silencing approaches such as RNA interference ("RNAi") and blocking messenger RNA ("mRNA") translation. Our goal is to improve human health through the development, either through our own efforts or those of our collaboration partners and licensees, of these nucleic acid-based therapeutics as well as the delivery technologies that together provide superior treatment options for patients. We have multiple proprietary technologies integrated into a broad nucleic acid-based drug discovery platform, with the capability to deliver novel nucleic acid-based therapeutics via systemic, local and oral administration to target a wide range of human diseases, based on the unique characteristics of the cells and organs involved in each disease.

Our pipeline includes a clinical program in Familial Adenomatous Polyposis ("FAP") and preclinical programs in bladder cancer and myotonic dystrophy. During the past year we have entered into the following agreements regarding our technology:

•	In December 2011, we entered into an exclusive license agreement with Mirna Therapeutics, Inc., a privately-held biotechnology company pioneering microRNA replacement therapy for cancer, regarding the development and commercialization of microRNA-based therapeutics utilizing Mirna's proprietary microRNAs and our novel SMARTICLES®-based liposomal delivery technology.

•	In March 2012, we entered into an exclusive license agreement with ProNAi Therapeutics, Inc., a privately-held biotechnology company pioneering DNA interference (DNAi) therapies for cancer, regarding the development and commercialization of DNAi-based therapeutics utilizing our novel SMARTICLES®-based liposomal delivery technology.

•	In May 2012, we entered into a worldwide exclusive license agreement with Monsanto Company, a global leader in agriculture and crop sciences, regarding the agricultural applications for our delivery and chemistry technologies.

•	In May 2012, we entered into a strategic alliance with Girindus Group, a recognized leader in process development, analytical method development and cGMP manufacture of oligonucleotide therapeutics, regarding the development, supply and commercialization of certain oligonucleotide constructs using our conformationally restricted nucleotide ("CRN") technology.

•	In August 2012, we entered into a worldwide, non-exclusive license agreement with Novartis Institutes for Biomedical Research, Inc., a global leader in the development of human therapeutics, regarding the development of oligonucleotide therapeutics utilizing our CRN technology.

•	In November 2012, we entered into a worldwide, non-exclusive license agreement with Protiva Biotherapeutics Inc., a wholly owned subsidiary of Tekmira Pharmaceuticals Corporation ("Tekmira"), a leading oligonucleotide-based drug discovery and development company, regarding the development of oligonucleotide therapeutics using our Unlocked Nucleobase Analog (UNA) technology.

In addition to our own, internally developed technologies, we have strategically in-licensed and further developed nucleic acid- and delivery-related technologies, forming an integrated drug discovery platform. We are employing our platform, through our own efforts and those of our partners, for the discovery of multiple nucleic acid-based therapeutics including siRNA, microRNA and single stranded oligonucleotide-based drugs.

Reduction of Operations

On June 1, 2012, we announced that, due to our financial condition, we had implemented a furlough of approximately 90% of our employees and ceased substantially all day-to-day operations. Since that time substantially all of the furloughed employees have been terminated. As of November 30, 2012, we had approximately 10 remaining employees, including all of our executive officers, all of whom are either furloughed or working on reduced salary. We have also sold substantially all of our equipment, and have ceased operations at our facility located at 3830 Monte Villa Parkway in Bothell, WA. As a result, since June 1, 2012 our internal research and development ("R&D") efforts have been, and as of the date of the filing of this report they continue to be, minimal, pending receipt of adequate funding.

Going Concern

The accompanying condensed consolidated financial statements have been prepared on the basis that we will continue as a going concern, which contemplates realization of assets and the satisfaction of liabilities in the normal course of business. As of September 30, 2012, we had an accumulated deficit of approximately $325.7 million, have incurred, and may in the future continue to incur, losses as we continue our planned business operations and have had recurring negative cash flows from operations. We expect that our operating expenses will consume the majority of our limited cash resources during the remainder of 2012, and will require ongoing funding. We have funded our losses primarily through the sale of common stock and warrants in the public markets and private placements, revenue provided by our collaboration partners and secured loans.

We plan to continue to work with large pharmaceutical companies regarding R&D collaboration agreements or investments, and to pursue public and private sources of financing to raise cash. However, there can be no assurance that we will be successful in such endeavors.

The market value and the volatility of our stock price, as well as general market conditions and our current financial condition, could make it difficult for us to complete a financing or collaboration transaction on favorable terms, or at all. Any financing we obtain may further dilute the ownership interest of our current stockholders, which dilution could be substantial, or provide new stockholders with superior rights than those possessed by our current stockholders. If we are unable to obtain additional capital when required, and in the amounts required, we may be forced to modify, delay or abandon some or all of our programs, or to discontinue operations altogether. Additionally, any collaboration may require us to relinquish rights to our technologies. These factors, among others, raise substantial doubt about our ability to continue as a going concern. The accompanying condensed consolidated financial statements do not include any adjustments that may result from the outcome of this uncertainty. The Report of Independent Registered Public Accounting Firm included in our Annual Report on Form 10-K for the year ended December 31, 2011 states that we have ceased substantially all day-to-day operations, including most research and development activities, have incurred recurring losses, have a working capital and accumulated deficit, and have had recurring negative cash flows from operations, that raise substantial doubt about our ability to continue as a going concern.

At September 30, 2012, we had a working capital deficit (current assets less current liabilities) of approximately $4.2 million and approximately $1.1 million in cash, including approximately $0.7 million in restricted cash.

We believe that our resources as of the date of the filing of this report will be sufficient to fund our planned limited operations until the end of 2012.

Recent Financing Activities

In February 2012, we received net proceeds of approximately $1.5 million by issuance of secured promissory notes and warrants to purchase up to 3,690,944 shares of our common stock. Through a series of amendments to the purchase agreement and the notes issued pursuant thereto, we have extended the maturity date of the notes to December 31, 2012, and in connection with such extensions have issued to the secured parties additional warrants to purchase up to 3,199,848 shares of our common stock. The warrants are exercisable at $0.28 per share, which is subject to adjustment (including as a result of subsequent financings), and are exercisable for a period of five years beginning six months and one day following the issuance of the warrants. The notes are secured by the assets of our company and our wholly-owned subsidiaries, Cequent Pharmaceuticals, Inc. and MDRNA Research, Inc. The security agreement that we entered into in connection with this transaction provides a security interest in, but not limited to, all of the property, equipment and fixtures, accounts, negotiable collateral, cash, and cash equivalents of our company and our wholly-owned subsidiaries, Cequent and MDRNA Research, subject to certain exceptions. The security interest created in the collateral is first priority, subject to the permitted encumbrances provided in the security agreement, and is perfected to the extent such security interest can be perfected by the filing of a financing statement and filings with the U.S. Patent and Trademark Office. The security interest created in the collateral will be removed at such time as the notes are paid in full.

As a result of amendments to the purchase agreement and the notes issued pursuant thereto, we and the holders of the notes agreed that if we, at any time prior to December 31, 2012, effect any merger or consolidation of our company whereby the holders of the issued and outstanding shares of our common stock immediately prior to the consummation of such transaction hold less than fifty percent (50%) of the issued and outstanding shares of the voting securities of the surviving corporation immediately following the consummation of such transaction, we will have fully satisfied the obligation to repay the entire unpaid principal balance under the notes and all accrued and unpaid interest thereon through the issuance to the noteholders of an aggregate number of shares of common stock calculated by converting the then total outstanding principal and interest under the notes at a value of $0.28 per share of common stock.

In March 2012, we received net proceeds of approximately $1.1 million by issuance of 1,600,002 shares of our common stock and warrants to purchase up to 800,001 shares of our common stock. The warrants have an exercise price of $0.75 per share, are immediately exercisable (subject to registration or the availability of an exemption under federal and state securities laws), and will be exercisable for a period of five years from the date of issuance. The exercise price and the number of shares issuable upon exercise of the warrants are subject to adjustment in the event of stock splits or dividends, business combinations, sale of assets or other similar transactions, but not as a result of future securities offerings at lower prices.

In May and July, 2012, we received an aggregate of $1.5 million as an upfront payment in connection with the Intellectual Property License Agreement that we entered into with Monsanto Company. At the same time that we entered into the Intellectual Property License Agreement, we and Monsanto also entered into a Security Agreement pursuant to which we granted to Monsanto a security interest in that portion of our intellectual property that is the subject of the license agreement in order to secure the performance of our obligations under the license agreement.

In August 2012 we received $1 million in a one-time upfront payment in connection with the License Agreement that we entered into with Novartis Institutes for Biomedical Research, Inc. Between September and November 2012, we received additional funds as a result of the sale of certain equipment at our corporate headquarters, the receipt of the upfront payment in connection with the license agreement that we entered into with ProNAi Therapeutics, and the receipt of an accelerated milestone payment in connection with the license agreement that we entered into with Mirna Therapeutics. In addition, on November 28, 2012, we entered into a license agreement with Tekmira, in connection with which we received an upfront payment in the amount of $300,000.

Basis of Preparation and Summary of Significant Accounting Policies

Basis of Preparation - The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in accordance with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and note disclosures required by U.S. generally accepted accounting principles for complete financial statements. The accompanying unaudited financial information should be read in conjunction with the audited consolidated financial statements, including the notes thereto, as of and for the year ended December 31, 2011, included in our 2011 Annual Report on Form 10-K filed with the SEC. The information furnished in this report reflects all adjustments (consisting of normal recurring adjustments), which are, in the opinion of management, necessary for a fair presentation of our financial position, results of operations and cash flows for each period presented. The results of operations for the interim period ended September 30, 2012 are not necessarily indicative of the results for the year ending December 31, 2012 or for any future period.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires our management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting periods. Estimates having relatively higher significance include revenue recognition, research and development costs, stock-based compensation, valuation of warrants and subscription investment units, valuation and estimated lives of identifiable intangible assets, impairment of long-lived assets, estimated accrued restructuring charges and income taxes. Actual results could differ from those estimates.

Restricted Cash - Amounts pledged as collateral underlying letters of credit for facility lease deposits are classified as restricted cash.

Fair Value of Financial Instruments - We consider the fair value of cash, restricted cash, accounts payable and accrued liabilities to not be materially different from their carrying value. These financial instruments have short-term maturities.

We follow authoritative guidance with respect to fair value reporting issued by the Financial Accounting Standards Board ("FASB") for financial assets and liabilities, which defines fair value, provides guidance for measuring fair value and requires certain disclosures. The guidance establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The following is a brief description of those three levels:

Level 1: Observable inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active.

Level 3: Unobservable inputs in which little or no market data exists, therefore developed using estimates and assumptions developed by us, which reflect those that a market participant would use.

We currently measure and report at fair value our liability for price adjustable warrants and subscription investment units using the Black-Scholes-Merton valuation model using Level 3 inputs. The following tables summarize our liabilities measured at fair value on a recurring basis as of September 30, 2012 (in thousands):

	Balance at September 30, 2012	Level 1 Quoted prices in active markets for identical assets	Level 2 Significant other observable inputs	Level 3 Significant unobservable inputs
Liabilities:
Fair value liability for price adjustable warrants and subscription investment units	$2,477	-	-	$2,477
Total liabilities at fair value	$2,477	-	-	$2,477

The following presents activity of the fair value liability of price adjustable warrants and subscription investment units determined by Level 3 inputs (in thousands, except per share data):

		Weighted average as of each measurement date
	Fair value liability for price adjustable warrants and subscription investment units (in thousands)	Exercise Price	Stock Price	Volatility	Contractual life in years	Risk free rate
Balance at December 31, 2011	$3,485	$0.76	$0.89	124%	5.4	0.9%
Fair value of warrants issued	2,561	0.28	0.49	127%	5.5	0.8%
Reclassification to equity upon exercise of warrants	(291)	0.51	0.74	135%	5.0	0.7%
Change in fair value included in statement of operations	(3,278)
Balance at September 30, 2012	$2,447	$0.25	$0.28	143%	4.7	0.9%

Property and equipment - Long-lived assets include property and equipment. These assets are recorded at our original cost and are increased by the cost of any significant improvements after purchase. Property and equipment assets are depreciated evenly over the estimated useful life of the individual assets. Depreciation begins when the asset is ready for its intended use. For tax purposes, accelerated depreciation methods are used as allowed by tax laws.

Identifiable intangible assets - Intangible assets associated with in-process research and development ("IPR&D") projects acquired in business combinations are not amortized until approval is obtained in a major market, typically either the U.S. or the European Union, or in a series of other countries, subject to certain specified conditions and management judgment. The useful life of an amortizing asset generally is determined by identifying the period in which substantially all of the cash flows are expected to be generated.

Impairment of long-lived assets - We review all of our long-lived assets for impairment indicators throughout the year and we perform detailed testing whenever impairment indicators are present. In addition, we perform detailed impairment testing for indefinite-lived intangible assets at least annually. When necessary, we record charges for impairments. Specifically:

•	For finite-lived intangible assets, such as developed technology rights, and for other long-lived assets, such as property and equipment, we calculate the undiscounted amount of the projected cash flows associated with the asset, or asset group, and compare this estimated amount to the carrying amount. If the carrying amount is found to be greater, we record an impairment loss for the excess of book value over fair value. In addition, in all cases of an impairment review, we re-evaluate the remaining useful lives of the assets and modify them, as appropriate.

•	For indefinite-lived intangible assets, such as IPR&D assets, each year and whenever impairment indicators are present, we determine the fair value of the asset and record an impairment loss for the excess of book value over fair value, if any.

Net Loss Per Common Share - Basic and diluted net loss per common share is computed by dividing the net loss by the weighted average number of common shares outstanding during the period. Diluted net loss per share excludes the effect of common stock equivalents (stock options, unvested restricted stock, warrants and subscription investment units) since such inclusion in the computation would be anti-dilutive. The following numbers of shares have been excluded for periods ended September 30:

	2011	2012
Stock options outstanding	611,657	358,373
Warrants	4,956,005	11,251,086
Subscription investment units	25,000	0
Total	5,592,662	11,609,459

Note 1 - Business, Going Concern and Summary of Significant Accounting Policies

Business

We are a biotechnology company focused on the discovery, development and commercialization of nucleic acid-based therapies utilizing gene silencing approaches such as RNA interference ("RNAi") and blocking messenger RNA ("mRNA") translation. Our goal is to improve human health through the development, either through our own efforts or those of our collaboration partners and licensees, of these nucleic acid-based therapeutics as well as the delivery technologies that together provide superior treatment options for patients. We have multiple proprietary technologies integrated into a broad nucleic acid-based drug discovery platform, with the capability to deliver novel nucleic acid-based therapeutics via systemic, local and oral administration to target a wide range of human diseases, based on the unique characteristics of the cells and organs involved in each disease.

Our pipeline includes a clinical program in Familial Adenomatous Polyposis ("FAP") and preclinical programs in bladder cancer and myotonic dystrophy. In 2011 and 2012 we have entered into the following agreements regarding our technology:

•	In February 2011, we entered into an exclusive agreement with Debiopharm S.A. ("Debiopharm") for the development and commercialization of the bladder cancer program.

•	In December 2011, we entered into an exclusive license agreement with Mirna Therapeutics, Inc. ("Mirna"), a privately-held biotechnology company pioneering microRNA replacement therapy for cancer, regarding the development and commercialization of microRNA-based therapeutics utilizing Mirna's proprietary microRNAs and our novel SMARTICLES®-based liposomal delivery technology.

•	In March 2012, we entered into an exclusive license agreement with ProNAi Therapeutics, Inc. ("ProNAi"), a privately-held biotechnology company pioneering DNA interference (DNAi) therapies for cancer, regarding the development and commercialization of DNAi-based therapeutics utilizing our novel SMARTICLES®-based liposomal delivery technology.

•	In May 2012, we entered into a worldwide exclusive license agreement with Monsanto Company ("Monsanto"), a global leader in agriculture and crop sciences, regarding the agricultural applications for our delivery and chemistry technologies.

•	In May 2012, we entered into a strategic alliance with Girindus Group ("Girindus"), a recognized leader in process development, analytical method development and cGMP manufacture of oligonucleotide therapeutics, regarding the development, supply and commercialization of certain oligonucleotide constructs using our conformationally restricted nucleotide ("CRN") technology.

•	In August 2012, we entered into a worldwide, non-exclusive license agreement with Novartis Institutes for Biomedical Research, Inc. ("Novartis"), a global leader in the development of human therapeutics, regarding the development of oligonucleotide therapeutics utilizing our CRN technology.

In addition to our own, internally developed technologies, we have strategically in-licensed and further developed nucleic acid- and delivery-related technologies, forming an integrated drug discovery platform. We are employing our platform, through our own efforts and those of our partners, for the discovery of multiple nucleic acid-based therapeutics including siRNA-, microRNA- and single stranded oligonucleotide-based drugs.

Reverse Splits of Common Stock

On July 21, 2010, we effected a one-for-four reverse split of our issued and outstanding shares of common stock effective as of 4:30 p.m. Eastern Time. Our common stock commenced trading on the NASDAQ Global Market on a split-adjusted basis as of the opening of trading on Thursday, July 22, 2010. Any fraction of a share of common stock that would otherwise have resulted from the reverse split was converted into the right to receive cash payment from us for such fractional shares, in an amount to be determined by multiplying (x) the fractional amount of the share of common stock by (y) $29.824 (i.e., an amount equal to four times the per share closing price of our common stock on July 21, 2010).

On December 22, 2011, we effected a one-for-ten reverse split of our issued and outstanding shares of common stock effective as of 4:30 p.m. Eastern Time. Our common stock commenced trading on the NASDAQ Global Market on a split-adjusted basis as of the opening of trading on Friday, December 23, 2011. Any fraction of a share of common stock that would otherwise have resulted from the reverse split was converted into the right to receive cash payment from us for such fractional shares, in an amount to be determined by multiplying (x) the fractional amount of the share of common stock by (y) $1.21 (i.e., an amount equal to ten times the per share closing price of our common stock on December 22, 2011).

Following each reverse split, the total number of shares outstanding was proportionately reduced in accordance with the applicable reverse split. Further, any outstanding options, warrants and rights as of the effective date that are subject to adjustment were adjusted accordingly. There was no change to the number of authorized shares of our common stock as a result of either reverse stock split.

Liquidity and Going Concern

The accompanying consolidated financial statements have been prepared on the basis that we will continue as a going concern, which contemplates realization of assets and the satisfaction of liabilities in the normal course of business. As of December 31, 2011, we had an accumulated deficit of approximately $320.2 million, have incurred, and may in the future continue to incur, losses as we continue, to the extent that sufficient funding is available, our research and development ("R&D") activities, and have had recurring negative cash flows from operations. We expect that our operating expenses will consume the majority of our cash resources during 2012, and will require ongoing funding. We have funded our losses primarily through the sale of common stock and warrants in the public markets and private placements, revenue provided by our collaboration partners, and, to a lesser extent, equipment financing facilities and secured loans.

At December 31, 2011, we had a working capital deficit (current assets less current liabilities) of approximately $2.1 million and approximately $2.0 million in cash, including approximately $1.0 million in restricted cash.

On February 1, 2012, we were notified that the Listing Qualifications Panel of The NASDAQ Stock Market ("NASDAQ") had determined to delist our common stock from the Nasdaq Stock Market, and to suspend trading in the shares effective at the open of business on February 2, 2012 because we were unable to gain compliance with the minimum $1.00 per share minimum bid price requirement set forth in NASDAQ Marketplace Rule 5450(a)(1). Our common stock began trading on the OTCQX tier of the OTC Markets commencing on February 2, 2012. Our common stock traded on the OTCQX Tier of the OTC Markets until July 10, 2012, and it began trading on the OTC Pink Tier of the OTC Markets on July 11, 2012.

In February 2012, we received net proceeds of approximately $1.5 million by issuance of secured promissory notes and warrants to purchase up to 3,690,944 shares of our common stock. Through a series of amendments to the purchase agreement and the notes issued pursuant thereto, we have extended the maturity date of the notes to December 31, 2012, and in connection with such extensions have issued to the secured parties additional warrants to purchase up to 3,199,848 shares of our common stock. The warrants are exercisable at $0.28 per share, which is subject to adjustment (including as a result of subsequent financings), and are exercisable for a period of five years beginning six months and one day following the issuance of the warrants. The notes are secured by the assets of our company and our wholly-owned subsidiaries, Cequent Pharmaceuticals, Inc. and MDRNA Research, Inc. The security agreement that we entered into in connection with this transaction provides a security interest in, but not limited to, all of the property, equipment and fixtures, accounts, negotiable collateral, cash, and cash equivalents of our company and our wholly-owned subsidiaries, Cequent and MDRNA Research, subject to certain exceptions. The security interest created in the collateral is first priority, subject to the permitted encumbrances provided in the security agreement, and is perfected to the extent such security interest can be perfected by the filing of a financing statement and filings with the U.S. Patent and Trademark Office. The security interest created in the collateral will be removed at such time as the notes are paid in full.

As a result of amendments to the purchase agreement and the notes issued pursuant thereto, we and the holders of the notes agreed that if we, at any time prior to December 31, 2012, effect any merger or consolidation of our company whereby the holders of the issued and outstanding shares of our common stock immediately prior to the consummation of such transaction hold less than fifty percent (50%) of the issued and outstanding shares of the voting securities of the surviving corporation immediately following the consummation of such transaction, we will have fully satisfied the obligation to repay the entire unpaid principal balance under the notes and all accrued and unpaid interest thereon through the issuance to the noteholders of an aggregate number of shares of common stock calculated by converting the then total outstanding principal and interest under the notes at a value of $0.28 per share of common stock.

In March 2012, we received net proceeds of approximately $1.1 million by issuance of 1,600,002 shares of our common stock and warrants to purchase up to 800,001 shares of our common stock. The warrants have an exercise price of $0.75 per share, are immediately exercisable (subject to registration or the availability of an exemption under federal and state securities laws), and will be exercisable for a period of five years from the date of issuance. The exercise price and the number of shares issuable upon exercise of the warrants are subject to adjustment in the event of stock splits or dividends, business combinations, sale of assets or other similar transactions, but not as a result of future securities offerings at lower prices.

In May and July, 2012, we received an aggregate of $1.5 million as an upfront payment in connection with the Intellectual Property License Agreement that we entered into with Monsanto Company. At the same time that we entered into the Intellectual Property License Agreement, we and Monsanto also entered into a Security Agreement pursuant to which we granted to Monsanto a security interest in that portion of our intellectual property that is the subject of the license agreement in order to secure the performance of our obligations under the license agreement. In addition, in August 2012 we received $1.0 million in a one-time upfront payment in connection with the License Agreement that we entered into with Novartis Institutes for Biomedical Research, Inc. In September and October 2012, we received, or were scheduled to receive, additional funds as a result of the sale of certain equipment at our corporate headquarters, and the receipt of the upfront payment in connection with the license agreement that we entered into with ProNAi Therapeutics.

On June 1, 2012, we announced that, due to our financial condition, we had implemented a furlough of approximately 90% of our employees and ceased substantially all day-to-day operations. Since that time substantially all of the furloughed employees have been terminated. As of September 30, 2012, we had approximately 11 remaining employees, including all of our executive officers, all of whom are either furloughed or working on reduced salary. As a result, since June 1, 2012 our internal research and development efforts have been minimal, pending receipt of adequate funding. We believe that our current resources will be sufficient to fund our planned limited operations until October 31, 2012.

We plan to continue to work with large pharmaceutical companies regarding research and development collaboration agreements or investments, and to pursue public and private sources of financing to raise cash. However, there can be no assurance that we will be successful in such endeavors. The market value and the volatility of our stock price, as well as our current financial situation and general market conditions, could make it difficult for us to complete a financing transaction on favorable terms, or at all. Any financing we obtain may further dilute the ownership interest of our current stockholders, which dilution could be substantial, or provide new stockholders with superior rights than those possessed by our current stockholders. If we are unable to obtain additional capital when required, and in the amounts required, we may be forced to further delay, reduce or eliminate some or all of our planned activities. These factors, among others, raise substantial doubt about our ability to continue as a going concern. The accompanying consolidated financial statements do not include any adjustments that may result from the outcome of this uncertainty.

Summary of Significant Accounting Policies

Principles of Consolidation - The financial statements include the accounts of Marina Biotech, Inc. and our wholly-owned subsidiaries, Cequent Pharmaceuticals, Inc., Atossa HealthCare, Inc. ("Atossa") and MDRNA Research, Inc. All inter-company balances and transactions have been eliminated in consolidation.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires our management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting periods. Estimates having relatively higher significance include revenue recognition, research and development costs, stock-based compensation, valuation of warrants and subscription investment units, valuation and estimated lives of identifiable intangible assets, impairment of long-lived assets, estimated accrued restructuring charges and income taxes. Actual results could differ from those estimates.

Restricted Cash - Amounts pledged as collateral underlying letters of credit for facility lease deposits are classified as restricted cash. Changes in restricted cash have been presented as investing activities in the consolidated statements of cash flows.

Fair Value of Financial Instruments - We consider the fair value of cash, restricted cash, accounts receivable, accounts payable and accrued liabilities to not be materially different from their carrying value. These financial instruments have short-term maturities. We follow authoritative guidance with respect to fair value reporting issued by the Financial Accounting Standards Board ("FASB"), for financial assets and liabilities, which defines fair value, provides guidance for measuring fair value and requires certain disclosures. The guidance does not apply to measurements related to share-based payments. The guidance discusses valuation techniques, such as the market approach (comparable market prices), the income approach (present value of future income or cash flow), and the cost approach (cost to replace the service capacity of an asset or replacement cost). The guidance establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The following is a brief description of those three levels:

Level 1: Observable inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active.

Level 3: Unobservable inputs in which little or no market data exists, therefore developed using estimates and assumptions developed by us, which reflect those that a market participant would use.

All of our financial assets, which consist of cash and restricted cash, are subject to fair value measurement are valued determined by Level 1 inputs. We measure and report at fair value our accrued restructuring liability using discounted estimated cash flows, and the liability for price adjustable warrants and subscription investment units using the Black-Scholes-Merton valuation model, using Level 3 inputs. The following tables summarize our liabilities measured at fair value on a recurring basis as of December 31, 2010 and 2011 (in thousands):

	Balance at December 31, 2010	Level 1 Quoted prices in active markets for identical assets	Level 2 Significant other observable inputs	Level 3 Significant unobservable inputs
Liabilities:
Accrued restructuring	$460	-	-	$460
Fair value liability for price adjustable warrants	1,783	-	-	1,783
Fair value liability for price adjustable subscription investment units	1,483	-	-	1,483
Total liabilities at fair value	$3,726	-	-	$3,726

	Balance at December 31, 2011	Level 1 Quoted prices in active markets for identical assets	Level 2 Significant other observable inputs	Level 3 Significant unobservable inputs
Liabilities:
Fair value liability for price adjustable warrants	$3,481	-	-	$3,481
Fair value liability for price adjustable subscription investment units	4	-	-	4
Total liabilities at fair value	$3,485	-	-	$3,485

The following presents activity in our accrued restructuring liability determined by Level 3 inputs for each of the years ended December 31, 2010 and 2011 (in thousands):

Facility Related Charges
Balance, January 1, 2010	$706
Accruals	3,407
Payments in cash and other decreases	(445)
Payments in common stock	(3,343)
Accretion	135
Balance, December 31, 2010	$460
Accruals	1,298
Payments in cash and other decreases	(368)
Common stock issued to terminate lease	(1,482)
Accretion	92
Balance, December 31, 2011	$-

The following presents activity of the fair value liability of price adjustable warrants determined by Level 3 inputs for each of the years ended December 31, 2010 and 2011 (in thousands, except share data):

	Fair value liability for price adjustable	Weighted average as of each measurement date
	warrants (in thousands)	Exercise Price	Stock Price	Volatility	Contractual life in years	Risk free rate
Balance at January 1, 2010	$7,243	$61.60	$32.40	116%	5.3	2.8%
Reclassification upon exercise of warrants	(2,878)	40.80	55.50	111%	4.9	2.6%
Fair value of warrants issued	6,759	34.00	40.50	119%	5.0	1.9%
Reclassification to equity upon elimination of price adjustment feature	(4,459)	61.80	24.90	123%	4.6	1.3%
Fair value of warrants terminated upon Cequent acquisition	(995)	46.0	29.80	122%	4.9	1.7%
Fair value of warrants assumed in Cequent acquisition	28	17.50	29.80	102%	8.2	2.6%
Change in fair value included in statement of operations	(3,915)	-	-	-	-	-
Balance at December 31, 2010	1,783	14.30	15.50	127%	4.4	1.8%
Reclassification to equity upon elimination of price adjustment feature	(620)	10.60	10.90	122%	4.8	2.3%
Fair value of warrants issued	7,855	3.00	2.30	116%	6.0	2.1%
Change in fair value included in statement of operations	(5,537)	-	-	-	-	-
Balance at December 31, 2011	$3,481	$0.76	$0.89	124%	5.4	0.9%

The following presents activity of the fair value liability of price adjustable subscription investment units determined by Level 3 inputs (in thousands):

	Fair value liability for price adjustable subscription	Weighted average as of each measurement date
	investment units (in thousands)	Exercise Price	Stock Price	Volatility	Contractual life in years	Risk free rate
Balance at January 1, 2010	$-	$-	$-	-	-	-
Fair value of subscription investment units issued	1,928	18.60	20.30	81%	1.3	0.2%
Change in fair value included in statement of operations	(445)	-	-	-	-	-
Balance at December 31, 2010	1,483	13.30	15.50	79%	1.2	0.3%
Reclassification to equity upon exercise	(302)	2.30	3.20	103%	0.7	0.2%
Change in fair value included in statement of operations	(1,177)	-	-	-	-	-
Balance at December 31, 2011	$4	$0.89	$0.89	115%	0.2	0.0%

Property and Equipment - Long-lived assets include property and equipment. These assets are recorded at our original cost and are increased by the cost of any significant improvements after purchase. Property and equipment assets are depreciated using the straight-line method over the estimated useful life of the individual assets, ranging from three to five years. Leasehold improvements are stated at cost and amortized using the straight-line method over the lesser of the estimated useful life or remaining lease term. Depreciation begins when the asset is ready for its intended use. For tax purposes, accelerated depreciation methods are used as allowed by tax laws.

Business combinations and allocation of purchase consideration - Accounting guidance requires that most assets acquired and liabilities assumed be recognized at their fair values, as determined in accordance with ASC 820, Fair Value Measurements, as of the acquisition date. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. This is an exit price concept for the valuation of the asset or liability. Market participants are assumed to be buyers and sellers in the principal (or the most advantageous) market for the asset or liability. Fair value measurements for an asset assume the highest and best use by these market participants. As a result of these standards, we may be required to value assets at fair value measures that do not reflect our intended use of those assets. Many of these fair value measurements can be highly subjective and it is also possible that other professionals, applying reasonable judgment to the same facts and circumstances, could develop and support a range of alternative estimated amounts.

Accounting guidance requires that the fair value of in-process research and development ("IPR&D") projects acquired in a business combination be recorded on the balance sheet regardless of the likelihood of success as of the acquisition date. Intangible assets related to IPR&D projects are considered to be indefinite-lived until completion or abandonment of the related project. During the period the assets are considered indefinite-lived, they will not be amortized but will be tested for impairment on an annual basis and between annual tests if we become aware of any events occurring or changes in circumstances that would indicate a reduction in the fair value of the projects below their respective carrying amounts. If and when it were determined that identified intangible assets were impaired, an impairment charge would be recorded then. If and when development is complete, which generally occurs if and when regulatory approval to market a product is obtained, the associated assets would be deemed finite-lived and would then be amortized based on their respective estimated useful lives at that date.

Identifiable intangible assets - Intangible assets associated with in-process research and development ("IPR&D") projects acquired in business combinations are not amortized until approval is obtained in a major market, typically either the U.S. or the European Union (EU), or in a series of other countries, subject to certain specified conditions and management judgment. The useful life of an amortizing asset generally is determined by identifying the period in which substantially all of the cash flows are expected to be generated.

Impairment of long-lived assets - We review all of our long-lived assets for impairment indicators throughout the year and we perform detailed testing whenever impairment indicators are present. In addition, we perform detailed impairment testing for indefinite-lived intangible assets at least annually at the end of our fiscal year. When necessary, we record charges for impairments. Specifically:

•	For finite-lived intangible assets, such as developed technology rights, and for other long-lived assets, such as property and equipment, we calculate the undiscounted amount of the projected cash flows associated with the asset, or asset group, and compare this estimated amount to the carrying amount. If the carrying amount is found to be greater, we record an impairment loss for the excess of book value over fair value. In addition, in all cases of an impairment review, we re-evaluate the remaining useful lives of the assets and modify them, as appropriate.

•	For indefinite-lived intangible assets, such as IPR&D assets, each year and whenever impairment indicators are present, we determine the fair value of the asset and record an impairment loss for the excess of book value over fair value, if any.

Accrued Restructuring - We ceased using one of our two leased facilities in Bothell, Washington ("the exited facility") in 2008. We recorded an accrued liability for remaining lease termination costs at fair value, based on the remaining payments due under the lease and other costs, reduced by estimated sublease rental income that could be reasonably obtained from the property, and discounted using a credit-adjusted risk-free interest rate. We based our estimated future payments, net of estimated future sublease payments, on current rental rates available in the local real estate market, and our evaluation of the ability to sublease the facility. For a further discussion of our restructuring charges, see Note 4 - Accrued Restructuring.

Concentration of Credit Risk and Significant Customers - We operate in an industry that is highly regulated, competitive and rapidly changing and involves numerous risks and uncertainties. Significant technological and/or regulatory changes, the emergence of competitive products and other factors could negatively impact our consolidated financial position or results of operations.

We have been dependent on our collaborative and license agreements with a limited number of third parties for a substantial portion of our revenue, and our discovery and development activities may be delayed or reduced if we do not maintain successful collaborative arrangements. We had revenue from customers, as a percentage of total revenue, as follows:

	Years Ended December 31,
	2010	2011
Roche	-	45%
Debiopharm S.A.	-	21%
Mirna Therapeutics	-	19%
Par Pharmaceuticals	47%	-
Cypress Bioscience	31%	-
Astra Zeneca	3%	3%
Pfizer	2%	-
Undisclosed partner #1	4%	2%
Undisclosed partner #2	1%	-
Novartis	-	1%
Other	12%	9%
Total	100%	100%

Revenue Recognition - Revenue is recognized when persuasive evidence that an arrangement exists, delivery has occurred, collectability is reasonably assured, and fees are fixed or determinable. Deferred revenue expected to be recognized within the next 12 months is classified as current. Substantially all of our revenues are generated from research and development collaborations and licensing arrangements with partners that may involve multiple deliverables. For multiple-deliverable arrangements, judgment is required to evaluate, (a) whether an arrangement involving multiple deliverables contains more than one unit of accounting, and (b) how the arrangement consideration should be measured and allocated to the separate units of accounting in the arrangement. Our research and development collaborations may include upfront non-refundable payments, development milestone payments, R&D funding, patent-based or product sale royalties, and product sales. In addition, we may receive revenues from licensing arrangements. For each separate unit of accounting, we have determined that the delivered item has value to the customer on a stand-alone basis, we have objective and reliable evidence of fair value using available internal evidence for the undelivered item(s) and our arrangements generally do not contain a general right of return relative to the delivered item.

Revenue from research and development collaborations is recorded when earned based on the specific terms of the contracts. Upfront non-refundable payments, where we are not providing any continuing services as in the case of a license to our intellectual property ("IP"), are recognized when delivery of the license has occurred. Upfront nonrefundable payments, where we are providing continuing services related to a research and development effort, are deferred and recognized as revenue over the collaboration period. The ability to estimate the total research and development effort and costs can vary significantly for each contract due to the inherent complexities and uncertainties of drug research and development. The estimated period of time over which we recognize certain revenues is based upon structured detailed project plans completed by our project managers, who meet with scientists and collaborative counterparts on a regular basis and schedule the key project activities and resources including headcount, facilities and equipment and budgets. These periods generally end on projected milestone dates typically associated with the stages of drug development, i.e. filing of an Investigational New Drug Application ("IND"), initiation of a Phase 1 human clinical trial or filing of a New Drug Application ("NDA"). We typically do not disclose the specific project planning details of a research and development collaboration for competitive reasons and due to confidentiality clauses in our contracts. As drug candidates and drug compounds move through the research and development process, it is necessary to revise these estimates to consider changes to the project plan, portions of which may be outside of our control. The impact on revenue of changes in our estimates and the timing thereof is recognized prospectively over the remaining estimated development period.

Milestone payments typically represent nonrefundable payments to be received in conjunction with the achievement of a specific event identified in the contract, such as initiation or completion of specified development activities or specific regulatory actions such as the filing of an IND. We believe a milestone payment represents the culmination of a distinct earnings process when it is not associated with ongoing research, development or other performance on our part and it is substantive in nature. We recognize such milestone payments as revenue when they become due and collection is reasonably assured.

Revenue from R&D funding is generally received for services performed under research and development collaboration agreements and is recognized as services are performed. Payments received in excess of amounts earned are recorded as deferred revenue. Reimbursements received for direct out-of-pocket expenses related to contract R&D costs are recorded as revenue in the consolidated statements of operations rather than as a reduction in expenses.

Royalty and earn-out payment revenue is generally recognized upon product sale by the licensee as reported by the licensee.

Research and Development Costs - All research and development ("R&D") costs are charged to operations as incurred. Our R&D expenses consist of costs incurred for internal and external R&D. These costs include direct and research-related overhead expenses. We recognize clinical trial expenses, which are included in research and development expenses, based on a variety of factors, including actual and estimated labor hours, clinical site initiation activities, patient enrollment rates, estimates of external costs and other activity-based factors. We believe that this method best approximates the efforts expended on a clinical trial with the expenses recorded. We adjust our rate of clinical expense recognition if actual results differ from our estimates. As clinical trial activities continue, it is necessary to revise these estimates to consider changes such as changes in the clinical development plan, regulatory requirements, or various other factors, many of which may be outside of our control. The impact of changes in our estimates of clinical trial expenses and the timing thereof, is recognized prospectively over the remaining estimated clinical trial period. The ability to estimate total clinical trial costs can vary significantly due to the inherent complexities and uncertainties of drug development.

Stock-Based Compensation - We use the Black-Scholes-Merton option pricing model as our method of valuation for stock-based awards. Stock-based compensation expense is based on the value of the portion of the stock-based award that will vest during the period, adjusted for expected forfeitures. The estimation of stock-based awards that will ultimately vest requires judgment, and to the extent actual or updated results differ from our current estimates, such amounts will be recorded in the period the estimates are revised. The Black-Scholes-Merton option pricing model requires the input of highly subjective assumptions, and other reasonable assumptions could provide differing results. Our determination of the fair value of stock-based awards on the date of grant using an option pricing model is affected by our stock price as well as assumptions regarding a number of highly complex and subjective variables. These variables include, but are not limited to, the expected life of the award and expected stock price volatility over the term of the award. Stock-based compensation expense is recognized on a straight-line basis over the applicable vesting periods of one to three years based on the fair value of such stock-based awards on the grant date.

Net Loss per Common Share - Basic and diluted net loss per common share is computed by dividing the net loss by the weighted average number of common shares outstanding during the period. Diluted loss per share excludes the effect of common stock equivalents (stock options, unvested restricted stock, warrants and subscription investment units) since such inclusion in the computation would be anti-dilutive. The following numbers of shares have been excluded:

	Years Ended December 31,
	2010	2011
Stock options outstanding	264,106	578,257
Unvested restricted stock	94	-
Warrants	383,020	6,261,978
Subscription investment units	242,355	25,000
Total	889,575	6,865,235

Operating leases - We lease our facilities under operating leases. Our lease agreements may contain tenant improvement allowances, rent holidays, lease premiums, and lease escalation clauses. For purposes of recognizing incentives, premiums and minimum rental expenses on a straight-line basis over the terms of the leases, we use the date of initial possession to begin amortization, which is generally when we enter the space and begin to make improvements in preparation for intended use. For tenant improvement allowances and rent holidays, we record a deferred rent liability on the consolidated balance sheets and amortize the deferred rent over the terms of the leases as reductions to rent expense on the consolidated statements of operations. For scheduled rent escalation clauses over the course of the lease term or for rental payments commencing at a date other than the date of initial right to occupy, we record rental expense on a straight-line basis over the terms of the leases in the consolidated statements of operations.

Income Taxes - Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Tax benefits in excess of stock-based compensation expense recorded for financial reporting purposes relating to stock-based awards will be credited to additional paid-in capital in the period the related tax deductions are realized. Our policy for recording interest and penalties associated with audits is to record such items as a component of income (loss) before taxes.

We assess the likelihood that our deferred tax assets will be recovered from existing deferred tax liabilities or future taxable income. Factors we considered in making such an assessment include, but are not limited to, estimated utilization limitations of operating loss and tax credit carryforwards, expected reversals of deferred tax liabilities, past performance, including our history of operating results, our recent history of generating tax losses, our history of recovering net operating loss carryforwards for tax purposes and our expectation of future taxable income. We recognize a valuation allowance to reduce such deferred tax assets to amounts that are more likely than not to be ultimately realized. To the extent that we establish a valuation allowance or change this allowance, we would recognize a tax provision or benefit in the consolidated statements of operations. We use our judgment to determine estimates associated with the calculation of our provision or benefit for income taxes, and in our evaluation of the need for a valuation allowance recorded against our net deferred tax assets.

Recent Accounting Pronouncements - In March 2010, the FASB ratified the final consensus that offers an alternative method of revenue recognition for milestone payments. The guidance states that an entity can make an accounting policy election to recognize a payment that is contingent upon the achievement of a substantive milestone in its entirety in the period in which the milestone is achieved. The guidance was effective for fiscal years, and interim periods within those years, beginning on or after June 15, 2010 with early adoption permitted, provided that the revised guidance is applied retrospectively to the beginning of the year of adoption. The adoption of this guidance did not have a material effect on our consolidated financial statements.

In September 2009, the FASB revised the authoritative guidance for revenue arrangements with multiple deliverables. The guidance addresses how to determine whether an arrangement involving multiple deliverables contains more than one unit of accounting and how the arrangement consideration should be allocated among the separate units of accounting. The guidance was effective beginning January 1, 2011 with early adoption permitted. The adoption of this guidance did not have a material effect on our consolidated financial statements.